Exhibit 99.1

Transaction Overview Acquisition of Phelps Dodge International Corporation (PDIC) from Freeport-McMoRan Copper & Gold Inc. (NYSE: FCX) (Freeport) Consideration of approximately $735 million in cash Sources of funds include a financing commitment from Merrill Lynch & Co. and cash on hand Accretive to earnings by $0.20 to $0.30 in first full year Additional benefits over time through cross-selling opportunities, logistics and purchasing synergies 2007 PDIC performance trending positively Expected closing Q4 2007 Subject to customary closing conditions Immediately Accretive With Additional Upside Opportunity

Headquartered in Coral Gables, Florida Global work force of approximately 3,000 employees Manages production and distribution centers in 19 countries Principal locations in Latin America, Sub-Saharan Africa, and Southeast Asia Equity investments in China and the Philippines Produces full range of electrical wire and cable products Electric utility and industrial power cables, construction and electrical infrastructure cables, OEM and communications products End markets include the energy, construction, consumer, OEM, industrial and natural resource sectors Supplies products to 45 countries around the world PDIC Overview PDIC is a Global Wire and Cable Leader

2006 revenues of approximately $1.2 billion and operating earnings of $77 million (1) The minority shareholder interests that will not be acquired by General Cable and the non-consolidated equity interests held by PDIC that will be acquired by General Cable substantially offset 2006 depreciation and amortization of approximately $14 million First half 2007 trended substantially better in terms of revenues and operating performance with expected full year operating earnings of $100 million (or better) PDIC Overview, continued Strong and Improving Fundamentals (1) Unaudited; Reflects 100% basis and excludes $6.8 million of special items and provisions

PDIC 2006 Reported Revenues North America South / Central America Europe / Middle East / India Africa Asia Pacific 70 692 58 214 134 Electric Utility and Industrial Power Construction and Electrical Infrastructure Cable OEM and Communications Products 0.33 0.34 0.33 Revenue By Geography Revenue By Product One of the Most Geographically Diverse Leaders in the $140 billion Wire & Cable Industry

2004 2005 2006 Revenue 545.4 711.4 1168.4 PDIC Historical Financial Performance, unaudited Revenue(1) Operating Earnings(1)(2) 2004 2005 2006 EBITDA 35.8 44.7 76.6 EBITDA Margin 0.066 0.063 0.066 Operating Margin Operating Earnings (1) For the Year Ended December 31. (2) Reflect 100% basis and excludes $6.8 million of special items and provisions ($ in Millions) ($ in Millions)

Excellent Strategic Fit Complements GCC's geographic expansion plans GCC's primary footprint in North America, Western Europe and Oceania PDIC focus on Latin America, Sub-Saharan Africa, Southeast Asia, India and China Less than 5% revenue overlap Copper and aluminum rod mills on three continents Source of competitive advantage in developing regions Revenue growth enhancing to GCC Participation in faster growing economies Infrastructure build out in Latin America, Africa, China and India Experienced management team led by Mathias Sandoval Highly respected Phelps Dodge International Corporation ("PDIC") brand with over 50 years of history A Unique Opportunity to Combine a Complementary Set of Assets and a Shared Culture

Portable Power Transportation & Industrial Harness Electric Utility Electrical Infrastructure Telecom & Networking 0.08 0.03 0.39 0.32 0.18 2006 Revenue by Product Line General Cable PDIC PP Transportation & Industrial Harness Electric Utility and Industrial Power Construction and Electrical Infrastructure Cable Other 0 0 385.6 397.2 385.6 General Cable Has Substantial Experience in the PDIC Product Families

North America South / Central America Europe / Middle East / India Africa / Asia Pacific 2070 38 1270 287 North America South / Central America Europe / Middle East / India Africa/Asia Pacific 70 692 58 348 Combined 2006 Revenues by Region General Cable PDIC Pro Forma North America South / Central America Europe / Middle East / India Africa / Asia Pacific 2140 730 1328 635 The Creation of a Stronger Global Platform

Worldwide Coverage Combined Company With More Than 50 Manufacturing and Distribution Centers Worldwide General Cable Footprint PDIC Footprint

Combined Financials Revenue Operating Earnings(1) 2004 2005 2006 General Cable 1970.682 2380.804 3665.076 PDIC 545.4 711.4 1168.4 Note: Revenues not metal adjusted. (1) See discussion of operating earnings on page 5. 2004 2005 2006 General Cable 69.4 117.1 235.9 PDIC 35.8 44.7 76.6 PDIC GCC ($ in Millions) ($ in Millions)

Expected Financing Acquisition expected to be financed with approximately: $350 - $450 million convertible notes $150 - $200 million drawn from expanded ABL facility Remainder to be financed with existing cash $700 million committed financing from Merrill Lynch & Co. $400 million expanded ABL facility ($150 - $200 million expected to be drawn) $300 million bridge facility Company Will Continue to Have Ample Global Liquidity From Available Cash, Undrawn ABL Facility and Additional Borrowing Capacity

General Cable Third Quarter Update Original Guidance Revenues of approximately $1.1 billion EPS of $0.85 to $0.90 Reaffirmed Guidance Revenues of approximately $1.1 billion EPS of $0.85 to $0.90 Third Quarter Remains On Track Markets behaving approximately as anticipated Telecommunications and housing related cable demand remains weaker than prior year Global energy infrastructure requirements continue to stay strong Company benefiting from ongoing Lean manufacturing efforts and positive contribution from Silec and NSW acquisitions

Summary Similar and complementary product portfolio to GCC's core business platform Accelerates geographic diversification strategy by several years with reduced integration risk Establishes critical scale in faster growing emerging markets Well respected Phelps Dodge International Corporation ("PDIC") brand with over 50 years of history Accretive in year one with significant upside potential Maintains balance sheet strength for continued growth Builds on GCC's Overall Leadership Position in Wire and Cable